UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

APOLLO STRATEGIC GROWTH CAPITAL II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2023

Apollo Strategic Growth Capital II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40018	98-0598286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.00025 par value, and one-fifth of one warrant	APGB.U	New York Stock Exchange
Class A ordinary shares	APGB	New York Stock Exchange
Warrants	APGB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 24, 2023, APSG Sponsor II, L.P. (the “Sponsor”), the sponsor of Apollo Strategic Growth Capital II (the “Company”), and the Company, entered into an amended and restated non-redemption agreement (the “A&R Non-Redemption Agreement”) with an unaffiliated third party (the “Investor”).

Prior to the entry into the A&R Non-Redemption Agreement, under the existing agreement, the Investor had agreed not to redeem an aggregate of 650,413 Class A ordinary shares of the Company, which number remained subject to change (the “Non-Redeemed Shares”), at the extraordinary general meeting called by the Company (the “Extraordinary General Meeting”) to approve, amongst other things, an extension of time for the Company to consummate an initial business combination (the “Extension Amendment Proposal”) from May 12, 2023 to February 12, 2024, or such earlier date as determined by the board of directors of the Company in its sole and absolute discretion (the “Extension”). In exchange for the foregoing commitment not to redeem such shares, the Sponsor had agreed to transfer to the Investor an aggregate of 162,603 Class B ordinary shares of the Company held by the Sponsor immediately following consummation of an initial business combination if such investor continues to hold such Non-Redeemed Shares through the Extraordinary General Meeting.

Pursuant to the A&R Non-Redemption Agreement, the Investor agreed not to redeem an aggregate of 1,500,000 Non-Redeemed Shares at the Extraordinary General Meeting, in exchange for which commitment the Sponsor has agreed to transfer to the Investor an aggregate of 300,000 Class B ordinary shares of the Company held by the Sponsor immediately following consummation of an initial business combination if the Investor continues to hold such Non-Redeemed Shares through the Extraordinary General Meeting. The A&R Non-Redemption Agreement is not expected to increase the likelihood that the Extension Amendment Proposal is approved by shareholders but will increase the amount of funds that remain in the Company’s trust account following the Extraordinary General Meeting.

The foregoing summary of the A&R Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of A&R Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On April 24, 2023, the Company announced that it will postpone the Extraordinary General Meeting, originally scheduled to be held at 9:00 a.m., Eastern Time on April 28, 2023, to 9:00 a.m., Eastern time on May 5, 2023. Information regarding how to attend the Extraordinary General Meeting and vote is available in the Company's proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2023 (the “Definitive Proxy Statement”). There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Extraordinary General Meeting. Shareholders who have already cast their votes do not need to take any action (unless they wish to change or revoke their prior proxy or voting instructions) and their votes will be counted at the postponed Extraordinary General Meeting. Shareholders can demand redemption prior to 5:00 p.m. Eastern time on May 3, 2023 (two business days before the postponed Extraordinary General Meeting).

Cautionary Note Regarding Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, the Extension Amendment Proposal, possible business combinations and related matters, as well as all other statements other than statements of historical fact included in the Company’s Definitive Proxy Statement.

The forward-looking statements contained in this Current Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on March 31, 2023, in this Current Report, the Definitive Proxy Statement, in the Current Report filed with the SEC on April 17, 2023, and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: APGB.info@investor.morrowsodali.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Amended and Restated Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO STRATEGIC GROWTH CAPITAL II

Date: April 25, 2023
	By:	/s/ James Crossen
		Name:	James Crossen
		Title:	Chief Financial Officer

EXHIBIT 10.1

FORM OF AMENDED AND RESTATED NON-REDEMPTION AGREEMENT AND ASSIGNMENT OF ECONOMIC INTEREST

This Non-Redemption Agreement and Assignment of Economic Interest (this “Agreement”) is entered as of April [●], 2023 by and among Apollo Strategic Growth Capital II (“APSG II” or the “Company”), a Cayman Islands exempted company, incorporated with limited liability, APSG Sponsor II, L.P., a Cayman Islands exempted limited partnership (the “Sponsor”) and the undersigned investor[s] ([collectively,] the “Investor”).

RECITALS

WHEREAS, the Sponsor currently holds APSG II Class B ordinary shares, par value $ $0.0000625 per share, initially purchased in a private placement prior to APSG II’s initial public offering (the “Founder Shares”);

WHEREAS, APSG II expects to hold an extraordinary general meeting of shareholders (including any adjournments or postponements thereof, the “Meeting”) for the purpose of approving, among other things, an amendment to APSG II’s Fourth Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “A&R Articles”) to extend the date by which APSG II must consummate an initial business combination (the “Initial Business Combination”) until February 12, 2024 (the “Extension”);

WHEREAS, the A&R Articles provides that a shareholder of APSG II may redeem its Class A ordinary shares, par value $0.00025 per share, initially sold as part of the units in APSG II’s initial public offering (whether such shares were purchased in the initial public offering or in the secondary market following such initial public offering and whether or not such holders are affiliates of the Sponsor) (the “Public Shares” and together with the Founder Shares, the “Ordinary Shares”) in connection with the A&R Articles amendment, on the terms set forth in the A&R Articles (“Redemption Rights”); and

WHEREAS, subject to the terms and conditions of this Agreement, the Sponsor desires to transfer to Investor, and Investor desires to acquire from the Sponsor, that number of Founder Shares set forth opposite such Investor’s name on Exhibit A (the “Assigned Securities”), to be transferred to Investor in connection with APSG II’s completion of its Initial Business Combination, and, prior to the transfer of the Assigned Securities to Investor, the Sponsor desires to assign the economic benefits of the Assigned Securities to Investor.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Investor and the Sponsor hereby agree as follows:

1.	Terms of Transfer.
1.1.	Upon the terms and subject to the conditions of this Agreement, if (a) as of 5:30 p.m., New York time, on the date of the Meeting, Investor holds the Investor Shares (as defined below), (b) Investor does not exercise (or, if exercised, validly rescinds) its Redemption Rights with respect to such Investor Shares in connection with the Meeting, (c) the Extension is approved at the Meeting and the Company meets the continued or initial listing requirements to be listed on a national securities exchange following the

Meeting, and (d) the Company implements the Extension, then the Sponsor hereby agrees to assign to Investor, to be transferred to Investor in connection with APSG II’s completion of its Initial Business Combination, for no additional consideration the Assigned Securities set forth on Exhibit A, and the Sponsor further agrees to assign to Investor the Economic Interest (as defined below) associated with the Assigned Securities that the Sponsor has agreed to assign to Investor. “Investor Shares” shall mean an amount of the Public Shares presently held by Investor equal to the lesser of an aggregate amount of (i) [●] Public Shares, and (ii) 9.9% of the Public Shares that are not to be redeemed, including those Public Shares subject to non-redemption agreements with other APSG II shareholders similar to this Agreement on or about the date of the Meeting. The Sponsor and APSG II agree to provide Investor with the final number of Investor Shares subject to this Agreement no later than 9:30 a.m. Eastern on the first business day following the date of the Meeting (and in all cases a sufficient amount of time to allow the Investor to reverse any exercise of Redemption Rights with regard to any Investor Shares), provided, that such amount shall not exceed [●] Public Shares.

1.2.	The Sponsor and Investor hereby agree that the assignment of the Assigned Securities shall be subject to the conditions that (i) the Initial Business Combination is consummated and (ii) Investor (or its Permitted Transferees) executes the Joinder (as defined in Section 1.7).

Upon the satisfaction of the foregoing conditions, as applicable, the Sponsor shall promptly transfer (and no later than two (2) business days following the closing of the Initial Business Combination) the Assigned Securities to Investor (or its Permitted Transferees) free and clear of any liens or other encumbrances, other than pursuant to Section 7 of the Letter Agreement, restrictions on transfer imposed by the securities laws, and any successor or similar agreement entered into in connection with the Initial Business Combination (which shall be no less favorable or more restrictive than what is set forth in the Letter Agreement). The Sponsor and APSG II covenant and agree to facilitate such transfer to Investor (or its Permitted Transferees) in accordance with the foregoing.

“Permitted Transferee” shall mean any person to which the Investor is permitted to transfer its shares in accordance with paragraph 7(c) of that certain Letter Agreement dated February 9, 2021, as amended from time to time, by and among APSG II, the Sponsor and APSG II’s officers and directors (as it exists on the date hereof, the “Letter Agreement”).

1.3.	Adjustment to Share Amounts. If at any time the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, subdivision or reclassification of the Ordinary Shares of APSG II or other similar event, then, as of the effective date of such consolidation, combination, subdivision, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in the Ordinary Shares of APSG II.
1.4.	Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving APSG II in which its Ordinary Shares
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are converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, in lieu of ordinary shares of APSG II, the Sponsor shall transfer, with respect to each Founder Share to be transferred hereunder, upon the Sponsor’s receipt thereof, the kind and amount of securities, cash or other property into which such Assigned Securities were converted or exchanged and the Economic Interest shall be such kind and amount of securities, cash or other property.

1.5.	Forfeitures, Transfers, etc. The Assigned Securities shall not be subject to forfeiture, surrender, claw-back, transfers, disposals, exchanges or earn-outs for any reason. Investor acknowledges that, pursuant to the Amended and Restated Exempted Limited Partnership Agreement of the Sponsor (as it exists on the date hereof, the “Sponsor LPA”), prior to, or at the time of, the Initial Business Combination, the general partner of the Sponsor has the authority to cause the Sponsor to subject the Founder Shares to earn-outs, forfeitures, transfers or other restrictions, or amend the terms under which the Founder Shares were issued or any restrictions or other provisions relating to the Founder Shares set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the Founder Shares, and that the general partner is authorized to effectuate such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements, including arrangements relating to the relaxation or early release of restrictions, in such amounts and pursuant to such terms as it determines in its sole and absolute discretion for any reason. Sponsor acknowledges and agrees that any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements shall not apply to the Assigned Securities and the terms and conditions applicable to the Assigned Securities shall not be changed or reduced as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements.
1.6.	Delivery of Shares; Other Documents. At the time of the transfer of Assigned Securities hereunder, the Sponsor shall deliver the Assigned Securities to Investor by transfer of book-entry shares effected through APSG II’s register of stockholders and through APSG II’s transfer agent. The parties to this Agreement agree to execute, acknowledge and deliver such further instruments and to do all such other acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.
1.7.	Joinder to Letter Agreement. In connection with the transfer of the Assigned Securities to Investor, Investor shall execute a joinder to the Letter Agreement in substantially the form attached here to as Exhibit B (the “Joinder”) pursuant to which Investor shall agree with APSG II to be bound solely by Section 7 of the Letter Agreement solely with respect to the Assigned Securities. Notwithstanding anything in this Agreement or the Joinder to the contrary, Investor shall be released with respect to the Assigned Securities from any transfer or lock-up restrictions under the Letter Agreement to the same extent as any other holder, including the Sponsor, is released from such restrictions with respect to its remaining Founder Shares.
1.8.	Termination. This Agreement and each of the obligations of the undersigned shall terminate on the earlier of (a) the failure of APSG II’s shareholders to approve the
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Extension at the Meeting, (b) the fulfillment of all obligations of parties hereto, (c) the liquidation or dissolution of APSG II, (d) the mutual written agreement of the parties hereto, or (e) if Investor exercises its Redemption Rights with respect to any Investor Shares in connection with the Meeting and such Investor[‘s][’] Shares are actually redeemed in connection with the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Sponsor’s obligation to transfer the Assigned Securities to Investor shall be conditioned on (i) the satisfaction of the conditions set forth in Section 1.2 and (ii) such Investor Shares not being redeemed in connection with the Meeting.
2.	Assignment of Economic Interest.
2.1.	Upon satisfaction of the conditions set forth in Section 1.1, the Sponsor hereby assigns to Investor all of its economic right, title and interest in and to that number of Assigned Securities set forth on Exhibit A (the “Economic Interest”), subject to adjustment as set forth in Section 2.2. The Economic Interest represents the Sponsor’s right to receive dividends and other distributions made with respect to that number of Assigned Securities set forth on Exhibit A represented by the Founder Shares held directly by the Sponsor.
2.2.	If at any time the number of outstanding Founder Shares is increased or decreased by a consolidation, combination, split or reclassification or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, the number of shares underlying the Economic Interest shall be adjusted in proportion to such increase or decrease in outstanding Founder Shares. The foregoing shall not apply to (i) any increase or decrease in the number of authorized Founder Shares or (ii) a reclassification of the share capital of APSG II, in each case in connection with the closing of the Initial Business Combination.
2.3.	Investor acknowledges and agrees that it has no right to vote on matters of the Sponsor as a result of the Assigned Securities or Economic Interest, or to vote with respect to any Assigned Securities, and it has no right to vote Assigned Securities prior to transfer of any such shares to Investor pursuant to this Agreement.
2.4.	Investor acknowledges and agrees that if it has a right pursuant to its Economic Interest to receive any dividends or other distributions paid in Ordinary Shares or other non-cash property, the Sponsor shall transfer all of its right, title and interest in such dividends or distributions concurrently with the transfer of the Assigned Securities to such Investor pursuant to Section 1. The Company agrees not to distribute any such amount to Sponsor and shall hold such money in trust until the transfer of the Assigned Securities to Investor.
2.5.	If the conditions to the transfer of the Founder Shares in Section 1 are not satisfied with respect to any Founder Shares, then Investor shall automatically assign its Economic Interests in such Founder Shares back to the Sponsor, for no consideration.
3.	Representations and Warranties of Investor. Investor represents and warrants to, and agrees with, the Sponsor that:
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3.1.	No Government Recommendation or Approval. Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Assigned Securities.
3.2.	Accredited Investor. Investor is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”), or a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and acknowledges that the sale contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.
3.3.	Intent. Investor is acquiring the Assigned Securities solely for investment purposes, for such Investor’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Investor has no present arrangement to sell Assigned Securities to or through any person or entity except as may be permitted hereunder.
3.4.	Restrictions on Transfer; Trust Account; Redemption Rights.
3.4.1.	Investor acknowledges and agrees that, prior to their transfer hereunder, the Assigned Securities are, and following any transfer to Investor may continue to be, subject to the transfer restrictions as set forth in Section 7 of the Letter Agreement.
3.4.2.	Investor acknowledges and agrees that the Assigned Securities are not entitled to, and have no right, interest or claim of any kind in or to, any monies held in the trust account into which the proceeds of APSG II’s initial public offering were deposited (the “Trust Account”) or distributed as a result of any liquidation of the Trust Account.
3.4.3.	Investor agrees, solely for the benefit of and, notwithstanding anything else herein, enforceable only by APSG II, to waive any right that it may have to elect to have APSG II redeem any Investor Shares in connection with the Extension and agrees not to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares in connection with the Extension. For the avoidance of doubt, nothing in this Agreement is intended to restrict or prohibit Investor’s ability to redeem any Public Shares other than the Investor Shares, or to trade or redeem any Public Shares (other than the Investor Shares) in its discretion and at any time or trade or redeem any Investor Shares in its discretion and at any time after the date of the Meeting.
3.4.4.	Investor acknowledges and understands the Assigned Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future Investor decides to offer, resell, pledge or otherwise transfer Assigned Securities, such Assigned Securities may be offered, resold,
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pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction.  Investor agrees that, if any transfer of the Assigned Securities or any interest therein is proposed to be made (other than pursuant to an effective registration statement or Rule 144 under the Securities Act), as a condition precedent to any such transfer, Investor may be required to deliver to APSG II an opinion of counsel satisfactory to APSG II that registration is not required with respect to the Assigned Securities to be transferred. Absent registration or another available exemption from registration, Investor agrees it will not transfer the Assigned Securities.

3.5.	Sophisticated Investor. Investor is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the Assigned Securities.
3.6.	Risk of Loss. Investor is aware that an investment in the Assigned Securities is highly speculative and subject to substantial risks. Investor is cognizant of and understands the risks related to the acquisition of the Assigned Securities, including those restrictions described or provided for in this Agreement, the Sponsor LPA and the Letter Agreement pertaining to transferability. Investor is able to bear the economic risk of its investment in the Assigned Securities for an indefinite period of time and able to sustain a complete loss of such investment.
3.7.	Independent Investigation. Investor has relied upon an independent investigation of APSG II and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances, express or implied, from the Sponsor or any representatives or agents of the Sponsor, other than as set forth in this Agreement. Investor is familiar with the business, operations and financial condition of APSG II and has had an opportunity to ask questions of, and receive answers from APSG II’s management concerning APSG II and the terms and conditions of the proposed sale of the Assigned Securities and has had full access to such other information concerning APSG II as Investor has requested. Investor confirms that all documents that it has requested have been made available and that Investor has been supplied with all of the additional information concerning this investment which Investor has requested.
3.8.	Organization and Authority. If an entity, Investor is duly organized and existing under the laws of the jurisdiction in which it was organized and it possesses all requisite power and authority to acquire the Assigned Securities, enter into this Agreement and perform all the obligations required to be performed by Investor hereunder.
3.9.	Non-U.S. Investor. If Investor is not a United States person (as defined by Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”)), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its
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jurisdiction in connection with any invitation to subscribe for the Assigned Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Assigned Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Assigned Securities. Investor’s subscription and payment for and continued beneficial ownership of the Assigned Securities will not violate any applicable securities or other laws of Investor’s jurisdiction.

3.10.	Authority. This Agreement has been validly authorized, executed and delivered by Investor and is a valid and binding agreement enforceable against Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.
3.11.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) Investor’s organizational documents, (ii) any agreement or instrument to which Investor is a party or (iii) any law, statute, rule or regulation to which Investor is subject, or any order, judgment or decree to which Investor is subject, in the case of clauses (ii) and (iii), that would reasonably be expected to prevent Investor from fulfilling its obligations under this Agreement.
3.12.	No Advice from Sponsor. Investor has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the form of Letter Agreement with Investor’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Sponsor explicitly made in this Agreement, Investor is relying solely on such counsel and advisors and not on any statements or representations, express or implied, of the Sponsor or any of its representatives or agents for any reason whatsoever, including without limitation for legal, tax or investment advice, with respect to this investment, the Sponsor, APSG II, the Assigned Securities, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.
3.13.	Reliance on Representations and Warranties. Investor understands that the Assigned Securities are being offered and sold to Investor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Sponsor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth in this Agreement in order to determine the applicability of such provisions.
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3.14.	No General Solicitation. Investor is not subscribing for Assigned Securities as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
3.15.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Investor in connection with the acquisition of the Assigned Securities nor is Investor entitled to or will accept any such fee or commission.
4.	Representations and Warranties.
4.1.	Representations and Warranties of Sponsor. The Sponsor represents and warrants to, and agrees with, the Investor that:
4.1.1.	Power and Authority. The Sponsor is an exempted limited partnership duly formed and validly existing and in good standing under the laws of the Cayman Islands and possesses all requisite power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Sponsor hereunder, including the assignment, sale and transfer of the Assigned Securities and the assignment of the Economic Interest.
4.1.2.	Authority. All corporate action on the part of the Sponsor and its officers, directors, general partner and members necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Sponsor required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Sponsor and (assuming due authorization, execution and delivery by Investor) constitutes the Sponsor’s legal, valid and binding obligation, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.
4.1.3.	Title to Securities. The Sponsor is the record and beneficial owner of, and has good and marketable title to, the Assigned Securities and will, immediately prior to the transfer of the Assigned Securities to Investor, be the record and beneficial owner of the Assigned Securities, in each case, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally, under Section 7 of the Letter Agreement and applicable securities laws). The Assigned Securities to be transferred, when transferred to Investor as provided herein, will be free and clear of all liens, pledges, security interests, charges, claims,
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encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (other than transfer restrictions and other terms and conditions that apply to the Founder Shares generally, under the Letter Agreement and applicable securities laws). The Company represents and warrants that the Assigned Securities are duly authorized, validly issued, fully paid, and non-assessable.

4.1.4.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the certificate of formation or the Sponsor LPA, (ii) any agreement or instrument to which the Sponsor is a party or by which it is bound (including the Letter Agreement and the Sponsor LPA) or (iii) any law, statute, rule or regulation to which the Sponsor is subject or any order, judgment or decree to which the Sponsor is subject. The Sponsor is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement, including the transfer of the Assigned Securities and assignment of the Economic Interest in accordance with the terms hereof.
4.1.5.	No General Solicitation. The Sponsor has not offered the Assigned Securities by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
4.1.6.	Brokers. No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Assigned Securities nor is the Sponsor entitled to or will accept any such fee or commission.
4.1.7.	Transfer Restrictions. Until termination of this Agreement, the Sponsor shall not transfer any of its Founder Shares representing the economic benefit of the Assigned Securities.
4.1.8.	Reliance on Representations and Warranties. The Sponsor understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement.
4.1.9.	No Pending Actions. There is no action pending against the Sponsor or, to the Sponsor’s knowledge, threatened against the Sponsor, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement.
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4.2.	Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Investor that:
4.2.1.	Power and Authority. The Company is a Cayman Islands exempted company incorporated with limited liability duly formed and validly existing and in good standing under the laws of the Cayman Islands and possesses all requisite power and authority to enter into this Agreement and to perform all of the obligations required to be performed by the Company hereunder.
4.2.2.	Authority. All corporate action on the part of the Company and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company required pursuant hereto has been taken. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by Investor) constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.
4.2.3.	No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the A&R Articles, (ii) any agreement or instrument to which the Company is a party or by which it is bound (including the Letter Agreement) or (iii) any law, statute, rule or regulation to which the Company is subject or any order, judgment or decree to which the Company is subject. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement.
4.2.4.	Reliance on Representations and Warranties. The Company understands and acknowledges that Investor is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Company set forth in this Agreement.
4.2.5.	No Pending Actions. There is no action pending against the Company or, to the Company’s knowledge, threatened against the Company, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Company of its obligations under this Agreement.
5.	Trust Account. Until the earlier of (a) the consummation of APSG II’s initial business combination; (b) the liquidation of the Trust Account; and (c) May 12, 2023 or such later time as the shareholders of APSG II may approve in accordance with the A&R Articles,
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APSG II will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting certain conditions of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank.

6.	Trust Account Waiver. Notwithstanding anything to the contrary set forth herein, Investor[s] understand that the Company is a blank check company and further acknowledges that as described in the Company's prospectus relating to its initial public offering dated February 11, 2021 and the Company’s A&R Articles, each available at www.sec.gov, substantially all of the Company's assets consist of the cash proceeds of the Company's initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in the Trust Account for the benefit of the Company’s public shareholders and the underwriters of the Company's initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Company’s A&R Articles. Accordingly, Investor[s] (on behalf of itself and its affiliates) hereby waives any past, present or future claim of any kind against, and any right to access, the Trust Account, any trustee of the Trust Account and the Company to collect from the Trust Account any monies that may be owed to them by the Company pursuant to this Agreement, and will not seek recourse against the Trust Account related to a breach by any of the parties to this Agreement of any of its representations or warranties as set forth herein, or such party’s breach of any of its covenants or other agreements set forth in this Agreement. For the avoidance of doubt, this Agreement shall not prohibit Investor[s] from making any other claims against the Trust Account (including pursuant to a valid redemption of any Public Shares held by them). This Section 6 shall survive the termination of this Agreement for any reason.
7.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court or, if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which submission shall be exclusive.
8.	Assignment; Entire Agreement; Amendment.
8.1.	Assignment. Any assignment of this Agreement or any right, remedy, obligation or liability arising hereunder by either the Sponsor or Investor to any person that is not an affiliate of such party shall require the prior written consent of the other party; provided,
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that no such consent shall be required for any such assignment by Investor to one or more affiliates thereof.

8.2.	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them relating to the subject matter hereof.
8.3.	Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.
8.4.	Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.
9.	Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile or other electronic transmission with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or another recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other. Communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2nd-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail. If given by electronic transmission, such notice shall be deemed to be delivered (a) if by electronic mail, when directed to an electronic mail address at which the party has provided to receive notice; and (b) if by any other form of electronic transmission, when directed to such party.
10.	Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
11.	Survival; Severability
11.1.	Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the closing of the transactions contemplated hereby.
11.2.	Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement
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shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

12.	Headings. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
13.	Disclosure; Waiver. As soon as practicable, but in no event later than one business day, after execution of this Agreement, APSG II will file (to the extent that it has not already filed) a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting the material terms of this Agreement and of the transactions contemplated hereby. Upon such filing, to the Company’s and Sponsor’s knowledge, Investor shall not be in possession of any material, nonpublic information received from the Sponsor or the Company or any of its officers, directors or employees. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. APSG II agrees that the name of the investor shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule. Investor (i) acknowledges that the Sponsor may possess or have access to material non-public information which has not been communicated to the Investor; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Sponsor or any of APSG II’s officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including any potential business combination involving APSG II, including without limitation, any claims arising under Section 10(b) and Rule10b-5 of the Exchange Act; and (iii) is aware that the Sponsor is relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in this Section 13, in connection with the transactions contemplated by this Agreement. APSG II shall, by 9:30 a.m., New York City time, on the first business day immediately following the date of the Meeting, issue one or more press releases or file with the United States Securities and Exchange Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and any other material, nonpublic information that APSG II has provided to Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to APSG II’s knowledge, Investor shall not be in possession of any material, nonpublic information received from APSG II or any of its officers, directors or employees.
14.	Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute Investor and the Sponsor as, and the Sponsor acknowledges that Investor and the Sponsor do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor and the Sponsor are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Sponsor acknowledges that Investor and the Sponsor are not acting in concert or as a group, and the Sponsor shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.
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15.	Most Favored Nation. In the event the Sponsor or APSG II enter one or more other non-redemption agreements before or after the execution of this Agreement in connection with the Meeting, the Sponsor and APSG II represent that the terms of such other agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Investor. For the avoidance of doubt, the Sponsor and APSG II acknowledge and agree that a ratio of Investor Shares to Assigned Securities in any such other agreement that is more favorable to any other party to such other agreement than such ratio in this Agreement is to Investor would be materially more favorable to such other party. In the event that another investor is afforded any such more favorable terms than the Investor, the Sponsor shall promptly inform the Investor of such more favorable terms in writing, and the Investor[s] shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INVESTOR

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

COMPANY:

APOLLO STRATEGIC GROWTH CAPITAL II

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

SPONSOR:

APSG SPONSOR II, L.P.

By:	AP Caps II Holdings GP, LLC, its general partner

By:	Apollo Principal Holdings III, L.P., its managing member

By:	Apollo Principal Holdings III GP, Ltd., its general partner

By:
Name:
Title:

[Signature Page to Non-Redemption Agreement]

Exhibit A

Investor	Assigned Securities / Economic Interest Assigned	Number of Public Shares to be Held as Investor Shares
Address: SSN/EIN:	[__] Class B Ordinary Shares	[__] Class A Ordinary Shares

EXHIBIT B

FORM OF JOINDER

TO

LETTER AGREEMENT

April [●], 2023

Reference is made to that certain Non-Redemption Agreement and Assignment of Economic Interest, dated as of April [●], 2023 (the “Agreement”), by and among [●] (“Investor”), Apollo Strategic Growth Capital II (the “Company”) and APSG Sponsor II, L.P. (the “Sponsor”), pursuant to which Investor acquired securities of the Company from the Sponsor. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Investor hereby agrees, as of the date first set forth above, that Investor shall become a party to that certain Letter Agreement, dated February 9, 2021, as amended from time to time, by and among the Company, the Sponsor and the Company’s officers and directors (as it exists on the date of the Agreement, the “Letter Agreement”), solely with respect to Section 7 of the Letter Agreement, and shall be bound by, and shall be subject to the restrictions set forth under, the terms and provisions of such section of the Letter Agreement as an Insider (as defined therein) solely with respect to its Assigned Securities, provided, however, that the Investor shall be permitted to transfer its Assigned Securities as permitted by the Letter Agreement.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

INVESTOR

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

APOLLO STRATEGIC GROWTH CAPITAL II

By:
Name:
Title: